                                                 LOOMIS SAYLES MANAGED BOND FUND

                         [LOGO OF LOOMIS SAYLES FUNDS]

                                                   PROSPECTUS . FEBRUARY 1, 2001

                                                  AS REVISED MARCH 16, 2001

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                      1
  General Information                                                    1
  Loomis Sayles Managed Bond Fund                                        2
  Summary of Principal Risks                                             5

EXPENSES OF THE FUND                                                     9

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS   10

MANAGEMENT                                                              21
  Investment Adviser                                                    21
  Portfolio Managers                                                    21
  Service and Distribution Plan                                         21
  Sales Charge                                                          22

GENERAL INFORMATION                                                     23
  Pricing                                                               23
  How to Purchase Shares                                                23
  How to Redeem Shares                                                  24
  Dividends and Distributions                                           25
  Tax Consequences                                                      26

FINANCIAL HIGHLIGHTS                                                    27

APPENDIX A                                                              29

RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Loomis Sayles Managed Bond Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

This Risk/Return Summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The Fund's summary pages include a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after these summary pages.

A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing:

 . how the Fund's performance varied from year to year over the life of the Fund; and

 . how the Fund's average annual returns for the one year and over the life of the Fund compared to those of a broad-based securities market index.

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES MANAGED BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, real estate investment trusts, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 .  interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
 .  market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund. The annual returns shown in the bar chart does not reflect sales charges. If sales charges were reflected, returns would be less than that shown.


                                   [GRAPH]

                                    RETURN

                            1999               1.7%
                            2000              -1.9%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 3.9% (first quarter, 1999), and the Fund's worst quarter was down 5.8% (fourth quarter, 2000).

PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index. The annual return figures shown for the Fund in this table reflect the effect of sales charges.

                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       Since
                                                     Inception
                                              1 year (10/1/98)
--------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND               -4.4%    0.4%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX  11.9%    4.7%/1/

The Fund's performance through December 31, 2000 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

/1/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2000.



----------------

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects the Fund. Increases in interest rates may cause the value of the Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Managed Bond Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities than for funds that invest in fixed income securities with shorter maturities.

Interest rate risk is compounded if the Fund invests a significant portion of its assets in mortgage-related or other asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Fund if it invests a significant portion of its assets in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

If the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments.

If the Fund invests a significant portion of its assets in foreign securities, it may be subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, it could lose its entire foreign investment.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

EXPENSES OF THE FUND

The following tables present the expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The following shareholder fees apply to the Fund.

                                 MAXIMUM SALES CHARGE (LOAD)
                                 IMPOSED ON PURCHASES (AS A
                                   PERCENTAGE OF OFFERING
FUND                                       PRICE)
------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND             2.50%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                          TOTAL
                                                         ANNUAL      FEE
                                  DISTRIBUTION            FUND     WAIVER/
                       MANAGEMENT AND SERVICE   OTHER   OPERATING REIMBURSE-    NET
FUND                      FEES    (12B-1) FEES EXPENSES EXPENSES    MENT*    EXPENSES*
--------------------------------------------------------------------------------------
LOOMIS SAYLES MANAGED
 BOND FUND                .60%       0.75%      1.30%     2.65%     1.15%      1.50%
--------------------------------------------------------------------------------------

* Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2002.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.

Fund                             1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
--------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND   $399     $946    $1,520   $3,076
--------------------------------------------------------------------

Expenses shown for the Fund include the fee waiver/reimbursement for the first year of each period.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

 INVESTMENT GRADE FIXED INCOME SECURITIES

 To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

 LOWER RATED FIXED INCOME SECURITIES

 A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

 Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

 For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments

(including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency exchange transactions may allow the Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

Interest rate or currency swaps involve the Fund entering into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodial bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve the Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as derivatives and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Funds oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at an annual rate of .60% of the Fund's average net assets for these services.

Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2002.

PORTFOLIO MANAGERS

Daniel J. Fuss, President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1998. Kathleen C. Gaffney, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as associate portfolio manager of the Fund since its inception in 1998. Each has been employed by Loomis Sayles for more than five years.

SERVICE AND DISTRIBUTION PLAN

The Fund has adopted a service and distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay the distributor a monthly service fee of .25% and a monthly distribution fee of .50% of the Fund's average net assets. The distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to you or maintaining shareholder accounts. The distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares as distribution fees in connection with the sale of the Fund's shares. The distributor retains the balance of these fees as compensation for its services as distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE

A sales charge of 2.50% of the Fund's offering price will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share net asset value ("NAV") next calculated after a proper investment order is received by Loomis Sayles Funds' transfer or other agent or subagent plus the 2.50% sales charge (the public offering price), which is 2.56% of the net amount invested. The amount reallowed to broker-dealers is 2.00% as a percentage of the public offering price. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the distributor.

GENERAL INFORMATION

PRICING

The price of the Fund's shares is based on its NAV, plus the sales charge described previously. The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company generally must receive a properly completed order before the close of regular trading on the New York Stock Exchange for shares to be bought or sold at the Fund's NAV on that day.

 . BY CHECK All purchases made by check through your broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When you make an investment by check through your broker-dealer, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

 . BY WIRE Your broker-dealer also may wire your initial and subsequent investments to the Fund by using the following wire instructions:

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110
    ABA No. 011000028
    DDA 4133-408-7
    Attn: Custody and Shareholder Services
    Loomis Sayles Managed Bond Fund

 Your broker-dealer may charge a fee for transmitting funds by wire.

The Fund and the distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason that the Fund or the distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the New York Stock Exchange is open for business.

The distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

HOW TO REDEEM SHARES

You can redeem shares of the Fund through your broker-dealer any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

REDEMPTION BY THE FUND If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. The Fund normally pays distributions to investors who own shares of the Fund as of the last business day of each month. Loomis Sayles Funds' trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:
 .  Reinvest all distributions in additional shares.
 . Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state, or local tax consequences. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation, including, for foreign shareholders, the possible imposition of U.S. income withholding tax (of up to 30%) or backup withholding tax (of 31%) on Fund distributions.

For U.S. federal income tax purposes, distributions of investment income from the Fund are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of short-term capital gains, which result from the sale of securities that the Fund had held for one year or less, are taxable as ordinary income. Properly designated distributions of long-term capital gains, which result from the sale of securities that the Fund had held for more than one year, are taxable as long-term capital gains (taxable at a maximum rate of 20%).

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above. This is called "buying a dividend" and should be avoided, if possible.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

In addition to income tax on the Fund's distributions, any gain that results if you sell or exchange your shares generally is subject to income tax. You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation, including possible foreign, state, and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available free of charge by calling 800-633-3330.

LOOMIS SAYLES MANAGED BOND FUND

--------------------------------------------------------------------------------

                                                   Fiscal Year   Oct. 1, 1998*
                                                      Ended            to
                                                  Sept. 30, 2000 Sept. 30, 1999
-------------------------------------------------------------------------------
Net asset value, beginning of period                 $  9.79        $  9.95
                                                     -------        -------
Income from investment operations--
 Net investment income (loss)                           0.68           0.68
 Net realized and unrealized gains (losses) on
  investments                                          (0.20)         (0.22)
                                                     -------        -------
 Total from investment operations                       0.48           0.46
                                                     -------        -------
Less distributions--
 Dividends from net investment income                  (0.67)         (0.62)
 Distributions from net realized capital gains         (0.15)          0.00
                                                     -------        -------
 Total distributions                                   (0.82)         (0.62)
                                                     -------        -------
Net asset value, end of period                       $  9.45        $  9.79
                                                     =======        =======
Total return (%)**                                       5.2            4.6+
Net assets, end of period (000)                      $17,598        $34,264
Ratio of operating expenses to average net
 assets (%)***                                          1.50           1.50++
Ratio of net investment income (loss) to average
 net assets (%)                                         6.84           6.77++
Portfolio turnover rate (%)                               52             34+
Without giving effect to the expense
 limitations:
 Ratio of expenses to average net assets would
  have been (%)                                         2.65           2.03++

*    Commencement of operations on October 1, 1998.
** Total returns would have been lower had the adviser not reduced its advisory fees and/ or borne other operating expenses. Total return does not include the effect of any front end sales charges for the Fund.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI and the auditor's report and financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.

Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com


File No. 811-6241

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